Listing Report:Supplement No. 89 dated Oct 29, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 257003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.42%	Starting monthly payment:	$64.46

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	35.94%
Lender servicing fee:	1.00%	Estimated return:	-10.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1996	Debt/Income ratio:	29%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	0y 11m
Amount delinquent:	$459	Revolving credit balance:	$6,628	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	alexngm	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 65% )	640-660 (Latest)
Principal borrowed:	$2,550.00	< mo. late:	4 ( 24% )	540-560 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	2 ( 12% )
Total payments billed:	17
Description
Prosper Alumi $$ for home repairs!
Hello.?I am a Real Estate Agent. I have been in the business for?5 years now and have been doing well even in this slow market selling over $10,000,000 in real estate.I am?Prosper alumni as I have paid off my loan in only 18 months.I am going to use the money to?do some much needed repairs around my home before winter.?I have a good pay history on my mortgage and other obligations.

Prosper shows 1 delinquent account. The $400 deliquent?should be?the medical bill.This is an old medical bill that I have disputed several times. There may also be a late that a lender admitted was an error and should have removed it from my credit.
Thank you for your bid!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1989	Debt/Income ratio:	24%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	4y 5m
Amount delinquent:	$12,441	Revolving credit balance:	$3,826	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	eddierev	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase a motorcycle
Purpose of loan:
This loan will be used to purchase a motorcycle.? I also have money in savings to help with the purchase.

My financial situation: I am a good candidate for this loan because I have a good paying and stable job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$683.55

Auction yield range:	8.27% - 13.00%	Estimated loss impact:	8.79%
Lender servicing fee:	1.00%	Estimated return:	4.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1995	Debt/Income ratio:	22%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,187	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hard-working-fund3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? pay off the credit card debt I accrued while in law school.?

My financial situation:
I am a good candidate for this loan because? I have a high income, have a great credit history over the last 7 years and will be very responsible in making the loan payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.30%	Starting borrower rate/APR:	24.30% / 26.60%	Starting monthly payment:	$866.59

Auction yield range:	17.27% - 23.30%	Estimated loss impact:	35.83%
Lender servicing fee:	1.00%	Estimated return:	-12.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1976	Debt/Income ratio:	30%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	31	Length of status:	0y 0m
Amount delinquent:	$24,155	Revolving credit balance:	$13,653	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	unrivaled-peso	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off AMEX Credit Card
Purpose of loan:
This loan will be used to pay off my AMEX credit card

My financial situation:
I just started an excellent new job after being out of work for 2 1/2 years following a lay-off. I am a good candidate for this loan because I have?started a new executive-level position and I have had an excellent credit history until the past six months.? I am now in the financial recovery phase as I start my new job.? I have eliminated?many expenses and cut back in other areas.? I am capable of paying this loan on a regular basis.
Monthly net income: $ 10362

Monthly expenses: $ 8825
??Housing: $ 3400
??Insurance: $ 400
??Car expenses: $ 250
??Utilities: $?650
??Phone, cable, internet: $ 175
??Food, entertainment: $ 400
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 2000
??Other expenses: $ 1300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1996	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	10y 1m
Amount delinquent:	$315	Revolving credit balance:	$805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Newadventures	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 660-680 (Aug-2009) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
In need of your help!
Purpose of loan:
This loan will be used to pay off the remainder of my debts.? To just have one loan to pay back. Should be able to pay the loan back in 2 years instead of 3.

My financial situation:
I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made extra payments on ocassion.??My?credit rating with prosper the last time was a C.? They have it now as HR and?my rating this time is so bad.? But?I Promise to pay back?all the funds that are given to me.? I did have? a few delinquent payments?which were in the past (06-07) from my student loan?but for the last 2 years I have been current on all my payments thanks to the help of the previous prosper loan.? Now I am at the home stretch with 3 credit cards left all with balances under $400 and a student loan balance of $300.00 and 2 other items that is on my credit report totaling $315.00 and to catch up on my home bills. Now as of Oct 8.?I just need this little help to get ahead of it all.

Thank you?in advance for your help.??

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $?225 monthly (car)
?Car expenses: $470.00 monthly
??Utilities: $?200.00 (water, garbage, pge)
??Phone, cable, internet: $?140.00
??Food, entertainment: $?300.00
??Clothing, household expenses?$200.00?
??Credit cards and other loan $1800.00 total?outstanding

Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.30%	Starting borrower rate/APR:	28.30% / 30.65%	Starting monthly payment:	$166.10

Auction yield range:	14.27% - 27.30%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	12.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2005	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,938	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	flamenco6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card debt
Purpose of loan:
This loan will be used to?help consolidate my debt and get rid of it as soon as possible.?

My financial situation:

I have?5 credit cards I will be wanting to pay off. chase- currently have a 900.00 balance bank of america- currently have 1,950.00 balance. citibank visa- currently have?400.00 balance. american express- currently have 1,250.00 balance. rbs mastercard- currently have 2,900.00 balance. I do have one student loan from sallie mae that I'm paying off from college. I have about 700.00 left on the loan. I pay about 52.00 a month and have never been late on a payment. I'm currently trying to not go out as much and stay home to help have extra money. I'm trying to put 100 dollars a week aside to help pay off my bills. I'm also not going to college for 2 semesters to help pay off my debt and trying to get financial aid since I will be 24 next year and able to claim myself as a independent. Hope this answers your questions.

Monthly net income: $ 1200.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0- car insurance already paid for the 6 month premium
??Car expenses: $50
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00
??Other expenses:? about $100 (studen loan payment, gym membership, and themepark membership)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.53%	Starting borrower rate/APR:	26.53% / 28.86%	Starting monthly payment:	$608.60

Auction yield range:	11.27% - 25.53%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1993	Debt/Income ratio:	24%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,803	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pghgator	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off auto/credit debt
Purpose of loan:
This loan will be used to??Paying off 2007 Toyota Camry $439 per month ($7700) and 2 credit cards (I only have 4).? This will allow me to pay off the 2 remaining smaller cards within 90 days?leaving me with only 1 car payment and?a couple of small cards less than $2000 to pay off on each.? My goal is to be free of the CC card debt by year end and have the 07?Toyota (35000 miles) as real collateral.???

My financial situation:
I am a good candidate for this loan because?wife and myself are employed full time with safe jobs.? I manage commercial real estate (new project now in lease up) and she is a teacher (tenured, so cannot be laid off).? I am also a prosper lender for more than two years.? The public record and?delinquency numbers are the result of a BK filing in 2003.? BK was filed?when I lost my job after having back surgery.??If you look closer you will see that I am current on all bills and have been since the BK filing and that my DTI is only 24% which is very good and shows I can handle the payments.??So the Experian summary is?deceiving.? My credit score would be much higher except for the CC margins.? As with most everyone in this economy, I?am trying to remove myself from the Credit card game as?each of my cards started at 7-8% and are now in the 14-15% range.? This loan will also be on auto withdrawal.? I would expect?to pay this off before the 36 months.?

Monthly net income: Approx. $ $7,500.00

Monthly expenses: $
??Housing: $ 1575
??Insurance: $ 0
??Car expenses: $ 1025?
??Utilities: $ 250
??Phone, cable, internet: $?300?
??Food, entertainment: $?1000
??Clothing, household expenses $ 500?
??Credit cards and other loans: $ 1000
??Other expenses: $ 800 (primarily?gas/tolls which are not reimbursed by company (IRS regulations) / I travel?220 miles each?day to work 5 days per week)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$452.10

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2004	Debt/Income ratio:	106%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,751	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	eloquent-diversification0	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay down my credit cards

My financial situation:
I am a good candidate for this loan because?I pay my bills on time

Monthly net income: $ 2150

Monthly expenses: $ 1400
??Housing: $ 0
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1993	Debt/Income ratio:	15%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	1y 7m
Amount delinquent:	$1,262	Revolving credit balance:	$2,473	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	spyguy	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out from under debt
Purpose of loan:
This loan will be used to pay off higher interest debt and consolidate the debt into one monthly payment rather than to have numerous payments to creditors.

My financial situation:
I am a good candidate for this loan because I do have two jobs, but recently just divorced and continue to have the family debt as well as support the children. I have a teenage son who resides in assisted care. In mid-2007, it was necessary to find placement for him. I was separated at the time and could not care for him by myself. With insurance and social services, he still required medical payments from me. I also have two other children that I raise. Between the child support and medical expenses I was able to make it working two jobs. I have eliminated a lot of my debt, I wish to consolidate the rest into a payment that is more easily manageable. This loan would allow me to pay off debt as well as consolidate the rest.

Monthly net income: $

Monthly expenses: $
??Housing: $ 2425.00 (mortgage + HOA)
??Insurance: $ 67.00 per month
??Car expenses: $ 330.00 (car loan only)
??Utilities: $ 100.00 - 150.00 (season dependent)
??Phone, cable, internet: $ 179.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 300.00 (3 children)
??Credit cards and other loans: $ 600.00 (4 credit cards, no longer have since June 2007)
??Other expenses: $ 400.00 (sons medical/support for assisted living)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1992	Debt/Income ratio:	36%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,434	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	euro-drummer3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to? pay off high interest store credit cards

My financial situation:
I am a good candidate for this loan because? I have had a steady job for over 45 years.? I have a retirement from the State of Maryland.? I have always paid all my bills on time.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $1400
??Insurance: $100.
??Car expenses: $100.
??Utilities: $255.
??Phone, cable, internet: $100.
??Food, entertainment:$400????????????
??Clothing, household expenses?$200?
??Credit cards and other loans: $300.
??Other expenses: $200.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$127.35

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1990	Debt/Income ratio:	28%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	16y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,447	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jrackley238	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-600 (Jun-2008) 560-580 (Apr-2008) 520-540 (Nov-2007) 560-580 (Oct-2006)
Principal balance:	$121.76	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Pay off high intrest credit card
My last payment on my previos?prosper loan is November, i have sucessfully paid this bill and that was at a 29% apr.? I would like to try again on the next highest debt which is a personal loan for just over $1300 and the rest to pay off credit cards at almost 30%. thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	4.27% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1988	Debt/Income ratio:	39%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,535	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	COgirl47	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	720-740 (Aug-2009) 660-680 (May-2008)
Principal balance:	$1,284.40	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Personal Loan to consolidate debt
Purpose of loan:
The purpose of this loan is to consolidate several?bills in order to have one low payment.? I have?listed my expenses in hopes that my loan will fully fund this time.

My financial situation:?
I am a good candidate for this loan because I have a good steady job, which I have been at for 7 years.? The bills mostly consist of?un-reimbursed medical charges, due to my daughter?s illness in May.??I also utilized my credit cards in order to make it through furlough days in June so?I?would like?to pay them off.??No more furlough days and business is up!?

The delinquencies that show on my credit history are 4 years or older,?due to a forced bankruptcy.? I have had no late payments?since.? The <30 day late payment on my current loan was an oversight on my part.? I made a manual payment as soon as I?realized what I'd done.

Net Mo. Income?$3853

Expenses:
Housing $1285
Ins. $66
Car $300
Utilities $100
Phone, cable, Internet $100
Food $300
Cc, etc. $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.90%	Starting borrower rate/APR:	22.90% / 25.18%	Starting monthly payment:	$193.29

Auction yield range:	8.27% - 21.90%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1975	Debt/Income ratio:	21%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$41,277	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KISSENA_ENTERPRISE	Borrower's state:	Texas	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOOD INVESTMENT!!! BETTER RETURNS!!
Purpose of loan:
This loan will be used to pay down my credit card debt. As you probably can see from this posting, my credit card debt is very high and need's to be paid down in order to increase my credit scores. I am attempting to increase my credit scores and payback this loan within 6 months. This will give me a better chance at getting funded for a $15,000 loan I need?in order?to expand my current business.

My financial situation:
I am a good candidate for this loan because I have the means to pay it back in a very short period of time giving investors a much quicker return. This will give you, the investor, a quick return and free up cash to make bigger and better investments. I am a retired CFO with over 25 years experience in this position. With that being said, as a CFO you live by a code of ethnics and I know what investors want and that I usually give to my investors. Just by reviewing my profile, I have a long steady history of never having any late payments or delinquencies ever!! That is the number one reason you?can rely on?your investment?being better?secured. Please do not hesitate to bid because you will find that this is one of the better, more secure?investments you can make here on Prosper.. Thanks!

Monthly net income: $ 8,500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $?300
??Car expenses: $?200
??Utilities: $?300
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $?100
??Credit cards and other loans:?$600?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$954.76

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-2001	Debt/Income ratio:	42%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	spirited-return1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for business
Purpose of loan:
This loan will be used to?get a recently closed Smoothie and Juice franchise back up and running.? As you can see from the photo, the old owner left a bit, but took most of the equipment.? This is actually great news for us!? We've been looking for a store for over 3 years.? We've identified equipment that is less than two years old for 50% less than the new equipment.?New equipment was quoted to us at just over $50,000.? We've found ours in great condition for 1/2!? My wife has owned a franchise restaurant in the past and knows how to turn a store around.? She's also been in Marketing for almost 10 years, knows how to get the customers in and how to treat them right!

My financial situation:
I am a good candidate for this loan because?there is no better time than now to?open this store? We almost built a new store 2 years ago for $320,000!? But now, with the turn in the economy we can pick up used equipment (couldn't have 2 years ago); we can pick up a store with established customers for no purchase price (couldn't have 2 years ago).? Unfortunately, the equity in our home is gone which was to be our seed money 2 years ago, hence our request for the loan.? We have paid in full the $25,000 franchise fee and have $58,000 for the improvements that need to be made, initial inventory purchase, lease deposit and equipment.? We're a little short on the?working capital.?We would apply for SBA, but the turn around is slow.?Each day the store remains closed the more effort will be necessary to inform customers that we're back in business.? We found out the store was closing on Sept 22 and the doors closed on the 29th.? We've negotiated the lease and have it in hand ready to sign (and the landlord is anxious to get the store opened back up!).? The Contractor is ready to start the improvements.? We have several family members ready to start working as well as abut 7 other employees ready to go.?We simply need a bit of working capital to get us through those first few months of reestablishing the business.?? If you could help, we would be ever grateful!?...and we'll buy you a round of smoothies next time you're in town!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1989	Debt/Income ratio:	21%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$61,965	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	unequaled-velocity7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a little personal help
Purpose of loan:
This loan will be used to?
I will be using this loan to to pay off a payday loan, and bring home my wife?
My financial situation:
I am a good candidate for this loan because?
I always pay off my debt-no matter what, I will do whatever it takes to protect my credit, I already work 2 jobs and to protect your investment in me- I will NOT let you down
Monthly net income: $
my net income from my 2 jobs is approx. 1900.00
Monthly expenses: $
??Housing: $ 745.00/400.00
??Insurance: $ auto ins-168.00
??Car expenses: $ none other than gas
??Utilities: $ 150.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 460.00
??Other expenses: $ 0.0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1991	Debt/Income ratio:	43%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	34	Length of status:	18y 0m
Amount delinquent:	$12,921	Revolving credit balance:	$1,327	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	59	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	repayment-capo	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off payday loans
Purpose of loan:
This loan will be used to?
pay off my payday loans.
My financial situation:
I am a good candidate for this loan because I am now paying over 700/month to these sharks and having one payment will be a big relief.?

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 550
??Insurance: $
??Car expenses: $ 550
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2002	Debt/Income ratio:	44%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,455	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bid-jubilee	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Lanai and Kitchen
Hi,

I am seeking a $25,000 home improvement loan to update my kitchen and lanai. I have good credit and equity but I do not want to refinance and pay the high fees and costs associated with closing. I am consistently on time with my mortgage and bills and would make an ideal candidate for this program.

Thank you for considering my application,

Pam
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$192.25

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,444	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jdn77	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 660-680 (Jul-2009) 640-660 (Apr-2008)
Principal balance:	$8,721.52	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Previous Prosper experience!
Purpose of loan:
This loan would?put a fixed term on a $4000 debt I?owe that is costing me $200 a month just to make the minimum payment.? It isn't a credit card, so the debt will go away?after this loan is paid.? I've always paid all my debts, so your investment is a solid one!
Monthly net income: $ Personal:2800
Business Sales of $415K last year.
Monthly expenses: $ 2400
??Housing: $ 400
??Insurance: $ 145
??Car expenses: $ 411...gone in?4 months
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 600 child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$108.86

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2000	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	8y 11m
Amount delinquent:	$3,836	Revolving credit balance:	$5,411	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Dominican7	Borrower's state:	Georgia	Borrower's group:	Government Employee Investment Group (GEIG)
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 95% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 5% )	760-780 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Pay Credit Card
Purpose of loan:
Refinance a loan and Credit Cards????????????
My financial situation:?

(you could sleep) Im in a good financial space. Currently enlisted in the Army (so I wont be loosing my job anytime soon). My rank is a E5/SGT.? I been in the Army for 9 years working on the 20 year plan so I could retire with all my benefits. Currently I'm waiting to get promoted to E6/SSG. I just finish selling my house using a short sale thats why my credit score took a 100 point hit. The reason I got rid of my house was because the Army decided to move me to a different base during the?real estate slump.?The Army is ?working on reinbursing me for my Real Estate loss through the HAP program. I been married for 8 years and have a beautiful 3 year old daughter named Alliana. Thanks for your help Ladies and Gentlemen.

Monthly net income: $ 3084

Monthly expenses: $
??Housing: $?1000
??Insurance: $ 90
??Car expenses: $ 366
??Utilities: $ 120
??Phone, cable, internet: $ wife pays it
??Food, entertainment: $?100
??Clothing, household expenses $ 0
??Credit cards and other loans: $?240 (American General, Chase Credit Card)
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1998	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$32,819	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	impressive-investment1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for sons housing in college
Purpose of loan: to provide housing for my son while he's away in college????????????
This loan will be used to?

My financial situation: I pay my bills on time
I am a good candidate for this loan because?

Monthly net income: $ 4600.00 + wife income

Monthly expenses: $
??Housing: $ 746.00????
??Insurance: $ 140.00
??Car expenses: $ 0.00
??Utilities: $ 80.00
??Phone, cable, internet: $ 66.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	31	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$45,539	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	baker145285	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payroll
Purpose of loan:
Provide cash flow to cover payroll for my business in the month of November.

My financial situation:
I have a steady business (we have been open for 12 years) and have a large sum of money (120k) being paid on Dec 1st. We have been hit with a cash flow issue due to some unforeseen expenses and some policy changes with our main client that have caused our payment date to be pushed back roughly a month.? We are looking for some money to get us through the shortage.

Monthly net income: $ The Learning edge grosses about 60,000 a month

Monthly expenses: $ These expenses are not applicable.? We intend to use the money for payroll.? It is roughly 15000 a month.? I will list them anyway.
??Housing: $ 2500
??Insurance: $ 500
??Car expenses: $ 1000
??Utilities: $ 300
??Phone, cable, internet: $ 350
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 350
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.07%	Starting borrower rate/APR:	18.07% / 20.28%	Starting monthly payment:	$452.34

Auction yield range:	6.27% - 17.07%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2005	Debt/Income ratio:	9%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,624	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	responsive-diversification	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling Kitchen
Purpose of loan:
This loan will be used for home improvement. Contractor giving me a great price due to industry, bascially it is half of what it would be normally. Came across and loved the concept of it not being a big bank but just regular people borrowing and lending money!! Rates and terms seem phenomenal.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1993	Debt/Income ratio:	26%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	32y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,877	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	heroic-principal	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need New Roof
Purpose of loan:
This loan will be used to fix my roof. Even though myself and my wife are up in age, we are not able to get any help from anywhere, even though we are both working and hold full time good jobs. I?own a three family unit and it provides much needed income for me and my wife. Unfortunately, the roof is leaking and it needs to be repaired as soon as possible.

My financial situation:
I am a good candidate for this loan because I have consistently?kept up with all?of my financial responsibilities including helping my children when they needed it. When I have run into problems, I quickly solve the issue as best I can. I have been at my job for 33 years and that demonstrates consistency. I have owned my home for quite a long period of time as well. Whoever helps us out will have no problem recouping their loan to us. Thank you in advance for your assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1993	Debt/Income ratio:	14%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,539	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hope-vinyl	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short-term loan for adoption
Purpose of loan:
This loan will be used to help us bring our son home from Ethiopia.? We're in the process of adopting a 2.5 year old beautiful little boy from Ethiopia.? We were expecting a 12-18 month process, during which time we'd raise the $22,000 needed.? We hadn't expected to fall in love with a little boy from our adoption agency's Waiting Child list.? Children are usually on the Waiting Child list due to being older or having special medical and/or developmental needs.

The process for adopting Waiting Children is much faster, so instead of having 12-18 months to save the money, we're rushing to raise it all in 90 days!? While we could raise it over a year or two, this expedited time frame has drastically altered our financial plans.

I am a good candidate for this loan because:
* My wife and I made $90,756 in 2008 (haven't calculated 2009 yet).
* We will qualify for a $12,150 tax credit when we return from Ethiopia with our son.? We plan to use the entire credit paying back this loan.
* I have a steady job as a Registered Nurse at a large local hospital.
* My wife is a self-employed web designer with many steady clients.
* We're running several fundraisers and have extensive support from our friends, family and church.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2000	Debt/Income ratio:	32%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,100	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	special-social7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate Debt
Purpose of loan:
This loan will be used to pay off my credit card bills and medical bills.

My financial situation:
I am a good candidate for this loan because I'm responsible and reliable.? I have gotten into a bind?due to?my husband?being sick and was hospitalized and is unable to work?at the current time.? This will help me catch up on my past due bills and get me caught up and back on track to being debt free.? I like to make sure everything is paid on time so that I can keep a good credit history and to show others that I'm reliable and responsible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$208.09

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1984	Debt/Income ratio:	48%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	0y 7m
Amount delinquent:	$582	Revolving credit balance:	$71,139	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	HelpandProsper	Borrower's state:	Florida	Borrower's group:	Computer & IT Professionals
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Cards
Don?t let the credit card companies get rich.? I am looking at paying off and down credit cards that I am currently paying 29.99% interest rate.? I would rather payback people who are just like me, currently a lender myself on Prosper, then to continue making the coldhearted, loan sharks of the credit card industries rich. I have worked in the software industry for the last 14 years.? I was self employed for 5 years and took a full-time job this year to give me steady income.? My credit report shows no 30 days late on any of my payments, with the exception of the one delinquent payment, which is incorrect and working to have removed.? I value my credit score and have thought about not paying the insane rates that the credit card companies are wanting, but I don?t want to ruin my credit.? SO? the next best thing is to let you make the money and not the credit card companies. I appreciate your interest and time reviewing my listing.

We have over 30K in investments including 401K's but don't want to use that now since the markets are looking better.

I do have a high installment loan balance due to new car last year, wife college loans and I was out of work the first 4 months of this year.

According to Prosper, according to my rating, I could look for a loan around 35%, that doesn't make since for me since the highest credit card rate I have is 29.99%
Normally I would not release such personal information, but the credit card companies are doing this to everyone, before the new laws take effect next year.? They are greedy and killing the middle class, so I know I am not alone.

Here is my income and expenses:

Income after taxes and health insurance is 7200.00 a month

Monthly?Expenses:

1320.00 House mortgage and insurance
620.00 Car payment
320.00 Car Insurance on 3 cars
310.00 Utilities
200 Cellphone bills
500 Food
2000 a month on CC bills
500 Misc
Total 5770.00

The extra money, $1300.00 ?that I have left over is going to college funds and investments.

The $5000 that I am borrowing will go toward these 29.99% cards:

Lowes account - 1500.00 Payoff and will close
Chase Credit Card - 3500.00 Payoff and close

So the?payment for this loan will not be a problem, since I am paying those 4 cards almost $500 a month.

Also, my wife is looking for work.

Thanks for your time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,980.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$65.22

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	9%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	melodious-basis	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making room for an active toddler
Purpose of loan:
This loan will be used to improve my toddler's room.

My financial situation:
I am a good candidate for this loan because I have a great family and good paying job.? My 1 year old toddler is moving into her own room and we are going to make some improvements to it; New paint, carpet, and some furniture.? She will love it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2002	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	21 / 14	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,554	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ledanottheswan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2009) 540-560 (Oct-2007)
Principal balance:	$455.92	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
US Citizenship: NO DQs, P-Score= 8
Purpose of loan: Pay for? U.S. Citizenship Fees
This is my second Prosper loan. I used my first loan to pay for law school application fees and now I am halfway to my degree at a top 10 law school. (The picture is me in front of the Supreme Court of the United States, my future office...haha, I wish.)

Earlier this year I was one of two students at my school selected to earn a dual degree (JD/MA) by spending the entire third year of law school in France. Here's a link to information about the program:

http://www.sciences-po.fr/formation/master_scpo/mentions/droit_economique/pdf/090904_note_dge.pdf

I am applying for this loan so I can file for U.S. Citizenship for myself and for my parents ASAP. The process takes about 7-12 months and costs $700 per person. I want to have my citizenship before I leave for France so I don't lose the time I've built up toward citizenship (you need 5 consecutive years and can only leave for 6 months or less at a time.)

My financial situation: *****NO DQs, Perfect payment record on Prosper*****

I don't have a great credit score for a simple reason: I have a lot of credit card accounts because (like a lot of people) I made some dumb credit choices immediately upon hitting adulthood. Since then, I have worked diligently to improve my credit rating.I have no delinquencies and I make all of my payments in full each month and always have.

I am a good candidate for this loan because I have steady monthly income from my scholarship, student loans, free lance work and summer salary. I do free lance writing work to cover my credit payments each month.

Please note that I have borrowed through Prosper before and I have never once missed a payment or paid late in the almost 2 years since my loan was funded. I am up to date on ALL accounts.

Monthly net income: $ 1900 (for "room and board" only, remaining school costs covered by separate funds)

Monthly expenses: $ 1490 (estimate)
??Housing: $ 500
??Insurance: $ n/a (one time payment at start of school year, covered by scholarship)
??Car expenses: $ n/a
??Utilities: $ 30
??Phone, cable, internet: $ 30
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 380 (including $40/mo for Prosper loan)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$103.98

Auction yield range:	11.27% - 13.99%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1988	Debt/Income ratio:	27%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	22y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,424	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	decisive-p2p	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of Credit Card Debt
Purpose of loan:
This loan will be used to? pay off a small credit card that has recently had an interest rate hike to 17.90%.? My husband and I have another loan through The Lending Group (also a peer-to-peer lending company).? We have had such a good experience with the concept of peer-to-peer, we wanted to take advantage of the lower interest rates. My husband and I are both work full time.? I'm a certified paralegal for a very busy law firm.? One of those areas that unfortunately gets busier when the economy gets worse.? My husband works for a bill board company.? I've been at my job for 22 years.? My husband has been at his job for 18 years.?

My financial situation:
I am a good candidate for this loan because? My husband and I are both work full time.? I'm a certified paralegal for a very busy law firm.? One of those areas that unfortunately gets busier when the economy gets worse.? My husband works for a bill board company.? I've been at my job for 22 years.? My husband has been at his job for 18 years.? We make a combined annual income of approximately $112,000.00 annually.? We have two children.? We live in the same house that we bought when we got married, 21 years ago.?? Our mortgage is $839.00 a month, with property taxes of only $200.00 A YEAR.? After owning our last vehicle for over 10 years, we finally broke down and bought a "new to us" vehicle this past June.? We don't have any other major debt, other than the house payment, car payment, a couple of credit cards and the peer-to-peer loans.? Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2000	Debt/Income ratio:	20%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$688	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cosmos740	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$2,188.15	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Consolidate Prosper & Car loan
Purpose of loan:
This loan will be used to? Consolidate previous Prosper loan & my truck payment. ($2100.00-Prosper & $1500.00-Owed on truck)

My financial situation:
I am a good candidate for this loan because? I pay my bills before I do anything else. I have a previous Prosper loan that I have made my payments for over a year now. I was promoted and my annual salary has increased by more than $4,000.00.

Monthly net income: $ 2500.00????

Monthly expenses: $ 1000.00
??Housing: $ 0
??Insurance: $ 75.00
??Car expenses: $ 150.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 125.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$260.22

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	28%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$24,629	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Jaucon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,800.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 660-680 (Oct-2008) 640-660 (Feb-2007)
Principal balance:	$618.44	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Paying off Credit Card
Purpose of loan:
Pay my credit card whose rate recently increased.??

My financial situation:
I am a good candidate for this loan because?I make lots of money, I am a Licensed?RN level 2.? I always pay my bills timely.? I am upwardly mobile --I recently got a merit raise and?last year made RN level 2, I?am?receiving additional supervisory training?to be a?"Preceptor" (this is a nurse that?trains another nurse)-- ?this means more money in the very near future, I am also in school?preparing for a nurse anesthatist degree and subsequent license... In all likelihood I expect my household income to increase by 10% a year throughout the loan period as a result of?the above?and, I expect my expenses to decrease by as much as??$100 a month due in part to this consolidation loan.

I have a previous loan with prosper and always paid timely no problems.

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 420
??Insurance: $100
??Car expenses: $ 50
??Utilities: $ 150
??Phone, cable, internet: $ 80
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$144.77

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1992	Debt/Income ratio:	45%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,875	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lasm1989	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 620-640 (Oct-2008) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Purchase new heater for home
Purpose of loan:
This loan will be used to? pay for a new propane gas heater for me and my mothers?home and the remaining will go towards Capital One credit card balance. I do not want to put anything else on my credit card because these companys have gone crazy with their interest rate. I would like to have a three year term to pay off this loan compared to a credit card.

My financial situation:
I am a good candidate for this loan because? I am a previous prosper customer who repaid my loan in full and who has not missed or been late on any bills for the last 5 years. I have a public record on my credit report?from the year?2004. I have rebuilt my credit and score?during the last five years.??I have an extra $700.00 a month to use towards this loan if necessary.?I will repay this loan on time and will answer any questions that you may have. Thank you for your consideration.

Monthly net income: $ 1623

Monthly expenses: $
??Housing: $ 0
??Insurance: $?76
??Car expenses: $ 225
??Utilities: $ 125
??Phone, cable, internet: $ 175
??Food, entertainment: $?200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 450
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1996	Debt/Income ratio:	18%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	0y 11m
Amount delinquent:	$258	Revolving credit balance:	$3,318	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	orderly-generosity4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Lease on Life-pay off all debt!
Purpose of loan:
This loan will be used to? pay off ALL of my existing debt. Once paid in full I will be closing ALL accounts. The ability to pay one monthly payment instead of several - getting nowhere on the balances - will drastically increase quality of life for my family. I am a single mother of two & this loan will give me the ablity to streamline billpaying & pay off the loan early. I am a hard worker that does not call in, I dont take time off & I have enormous pride & dedication to the job that I do - therefore I have very solid employment with a reputable company. I need to pay things off & get AHEAD so that I can provide a positive quality of life for my sons, which at this point, is not possible to do. Especially going into the holiday season, I am afraid I will not be able to do anything for them?due to the high interest rates of bills & the balances - I just cant get ahead on them. I dont spend extravagently, I dont take vacations, my sons & I do stuff together at home & make our own entertainment. I have them both in sports & I am at every game or practice. Everything I have I give to them. My debt to income ratio doesnt look positive, but if I am able to get this loan, everything but my home and car will be paid & CLOSED, so that this NEVER happens to me again, therefore making me a solid positive canidate for repayment. Its so hard to tell people that I might look a certain way on paper financially, but if I could just?get a little help now I will be able to turn life around & it will not be this way again. I?have never applied to a company like this for a loan before,?I am desperate to get ahead so that I can give my sons what they need and show them what hard work & determination?will do in your life.?Applying for this loan is hard to do, because I never ask for help. But if I dont ask now, I might not have the option later. I need someone to believe in?me. I can pay this loan back & I will. I just need some help to get back?on track. ?I have paid off a vehicle a year early due to my ethics, I will repay this loan early as well.

My financial situation:
I am a good candidate for this loan because? I have good, solid employment - with a strong work ethic - and court ordered support for my sons that is consistantly paid on time. Streamlining bills and consolidating them into one payment will make it possible, without issue, to pay my account on time and off early.

Monthly net income: $ 3712.00

Monthly expenses: $1500 (approx)
??Housing: $ 750.00????
??Insurance: $ 80.00
??Car expenses: $?50.00??
?Utilities: $?75.00 (approx)
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00 (min. payments)-will be paid and closed with loan.
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$229.61

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	16%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$37,034	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	needcash328	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	660-680 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	1 ( 6% )	660-680 (May-2008) 660-680 (Apr-2008)
Principal balance:	$1,665.61	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay off a credit card debt with a higher credit card interest!

My financial situation:
I am a great candidate for this loan because I have a good credit history, just trying to find a short term loan that I can pay down my credit card debt.? Thanks for all interested in helping!

Monthly net income: $8,500

Monthly expenses: $
??Housing: $ 900
??Insurance: $250
??Car expenses: $750
??Utilities: $ 200
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $150
??Credit cards and other loans: $250
??Other expenses: $?250
? Available for Prosper Payment:? $3,550
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	30 / 26	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	53	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$459,678	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	cunning-camaraderi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling a new bought condo
Purpose of loan:
This loan will be used to?Paint, buy new appliances for the kitchen, new?plumbing for 2 bathrooms, new floor in one room.?

My financial situation:
I am a good candidate for this loan because? I have a good credit history, always pay-off in time or earlier. Having three real estate properties, I always pay monthly payments and property tax in time, never had a single late payment. It's highly important for me to maintain a good credit scores to be able borrow money again?in a time when I need it. Besides my main job, I always have a part-time job that supports my ability to pay-off a loan. I'm very careful with money, in general.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.04%	Starting borrower rate/APR:	22.04% / 24.30%	Starting monthly payment:	$64.96

Auction yield range:	8.27% - 21.04%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	21 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,233	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ryno1998	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card

Purpose of loan:
This loan will be used to pay off high interest credit card that was used to purchase band equipment..I need to pay this card off by december or I will get hit with additional interest accrued. Currently my rate is 26.75% and this loan would knock it down and save me money each month and also save me accrued interest...

My financial situation:
I am a good candidate for this loan because Im employed full time in a very secure profession making 77,000 a year, make all my payments on time, and would have no problem paying this loan back each month...I also make additional money on the side playing in a band and make?about 200-400 a month?extra with the band that could pay this back easily...?

Monthly net income: $
4,200
Monthly expenses: $
??Housing: $ 1,800
??Insurance: $ 60
??Car expenses: $ 300
??Utilities: $ 130
??Phone, cable, internet: $ 120
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
This leaves me around 600 extra each month after groceries, gas etc....My last loan listed expired so I am listing again, but this time at 2,500 in hopes that lowering the amount will help me get funded easier...Paying this monthly payment would be a breeze....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	42%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,133	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ering7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 77% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 23% )	640-660 (Sep-2008)
Principal balance:	$3,287.29	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
home repair
Purpose of loan:
This loan will be used to? lower the interest rate i am paying now????????
My financial situation:
I am a good candidate for this loan because? I believe it is a moral obligation to pay back loans. I have always paid my bills .? I know that our financial situation is my fault but it feels like the credit?card company is raping us. I would rather give my money to?someone who is like me in that they are just trying to find inovative ways to make money or in my case save money.?We just had our first child and have found new motivation to get financially sound. It seems like it is taking so long to pay off our credit cards because the interest is so high. As soon as we get them paid off, we can start a college fund.

Monthly net income: $ 5000
Monthly expenses:?$??????4000
????Housing: $ 530????????????
??Insurance: $ 240
??Car expenses: $ 900
??Utilities: $ 280
??Phone, cable, internet: $150
??Food, entertainment: $ 400
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 400
??Other expenses: $ gas - 400 IRA - 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1987	Debt/Income ratio:	27%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	6y 3m
Amount delinquent:	$1,803	Revolving credit balance:	$9,703	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kindness-hug	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
overdraft account
Purpose of loan:
This loan will be used to?
put my checking account ok agaim
My financial situation:
I am a good candidate for this loan because? i never miss any my payments i justing went out last week and mysalary was minimum for his pay check?so i need this money for do not miss any payment monthly and keepme in the track for next pay rool

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $ 904,00
??Insurance: $ 189,00
??Car expenses: $
??Utilities: $ 300,00
??Phone, cable, internet: $ 100,00
??Food, entertainment: $ 600,00
??Clothing, household expenses $ 300,00
??Credit cards and other loans: $ 600,00
??Other expenses: $ 1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2002	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	2y 5m
Amount delinquent:	$634	Revolving credit balance:	$10,072	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	170%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	market-gatherer2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need help asap
Purpose of loan:
This loan will be used to?
pay my mortgage and other expenses that i have????
My financial situation:
I am a good candidate for this loan because?
i will repay the money back as soon as i can get back on my feet.
Monthly net income: $
4333.33
Monthly expenses: $
??Housing: $ 1800????
??Insurance: $ 250
??Car expenses: $350?????
??Utilities: $ 950
??Phone, cable, internet: $150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,614	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	caring-payment	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt, lowering bills
Purpose of loan:
This loan will be used for consolidating revolving debt as I go through a job transition to become a personal financial advisor with a firm I've been employed with in Minneapolis since June of 2000. I will have a probationary period as I build my book of business, with commissions being paid pursuant to performance. I am most recently a Regional Director of Sales and have been consulting with financial advisors for the last 4 years.

My financial situation:
I am a good candidate for this loan because I have had good payment history the last 5 years, am a homeowner and a family man with a 5 year old and 5 month old at home. I work in the financial services industry, and financial responsibility and prudence is important to keeping my job. It's a very regulated business (FINRA/SEC) and the slightest misstep could end my career. I can prove income in my last role the last two years: Approx $115K in 2007 and approx $90K in 2008. Household expenses = $4000/month Financial Advisor Base Salary = $2500/month Commissions = TBD
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$302.24

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,048	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-punctual-auction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Utility Footwear Business
I have invented the world's first foldable, self-containable Mary Jane shoe! If you have ever experienced the pain of high heels and wished that you had a shoe that fits in your pocket, then you'll love the Flip Slip! Website for info/pics:? Flip-Slip.blogspot.com .
I need a small business loan so that I can pay for my Footwear Designer to turn my prototype into a market ready product. The Flip Slip (TM) is PATENT PENDING and once my sample is ready I will be ready to start taking orders and go into production. This product has low start-up costs and the potential to start generating revenue quickly, so no problem in being able to pay back loans. Oh, and this product will be MADE IN THE USA!!!
Your support of this project helps employ myself, as well as supports innovation during this economy and the potential for jobs and revenue to California. I love the US and the Flip Slip will be an American brand. God Bless!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$82.73

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	46%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	15y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,226	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	crywoo35	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation "please consider"
Purpose of loan:I would like to consoulidate a few bills... I would much rather pay one bill then 4 or 5 seprate.? This loan will also help me get my credit rating were it was a few years ago...

My financial situation: I have worked for the state for 15 1/2 years. A few years ago my husband was in a auto accident and we lost everything. Since the accident we have tried so hard to rebuild our credit, and slowly it has been improving. All we ask is for someone to give us a chance to prove we deserve a second chance. We pay all?our bills on time. Thank you so much for considering our loan..I would like to say thanks to the biders on my last listing.. Trying for that 100% this time..

Monthly net income: $ 5700.00 ( including husbands income )

Monthly expenses: $

??Housing: $ No rent
??Insurance: $ 450
??Car expenses: $ 744
??Utilities: $ 350
??Phone, cable, internet: $400
??Food, entertainment, grocerys: $ 800
??Clothing, household expenses $?500
??Credit cards and other loans: $ 900
??Other expenses: $ 300 ( daughter in private school )

Total=4400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$571.55

Auction yield range:	17.27% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1998	Debt/Income ratio:	42%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	20y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,914	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cmbiz	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008)
Principal balance:	$6,024.41	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidate debts, take vacation
Purpose of loan:
This loan will be used to? consolidate debts, take my little one on a much needed?vacation and make upgrades to my home.

My financial situation:
I am a good candidate for this loan because? I am a police?major with over?20 years experience with the same agency.??My salary pays the major expenses in the house (mortgage, car payment).? This loan will be easily repaid.? I have a previous loan through prosper that is always on-time.?
Monthly net income: $ 4864

Monthly expenses: $
??Housing: $ 2275
??Insurance: $ 151
??Car expenses: $ 957
??Utilities: $?160?(paid by spouse)
??Phone, cable, internet: $ 175 (paid by spouse)
??Food, entertainment: $ 150 (paid by spouse)
??Clothing, household expenses $ 50 (paid by spouse)
??Credit cards and other loans: $ 461
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2008	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$627	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thoughtful-finance3	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Excellent Credit/No Dlqn/Low Risk
Purpose of loan:
This loan will be used to buy a convinience store in Oklahoma.The store is in business for more then 20 years has very low rent and 5 year lease with 5 year option.The current owner is 64 years old and wants to retire.He is selling the?business at the cost of inventory which is around $25k to $30k.The store has net monthly income of $3500 to $4500(taking out rent,bills,payroll,taxes etc).It is a very good opportunity for me.I have already made a purchase contract with the store owner & i have 30 days to close the deal.

My financial situation:
I am a good candidate for this loan because i have very good credit.My current score is 727.I have no debt.My car is paid off.I pay off my credit cards every month.The total investment is around 30k i just need $5000.I have rest of it.My net income would be $3500 + my payroll as i will work one shift at the store.My total income would be around 5k approx(net profit+payroll).This is just my income.Household income is more as we both work full time.Worst case if the business doesnt give enough income i would still have funds?to pay off the loan as we both work full time. I also have stocks from my employer to cover the loan My prosper rating is HR that might be because this is my first loan through prosper.I applied for Discover and got approved.I plan to use Discover for day to day purchase in business as it pays back 1.5%.I think the risk is very low in lending me as i am well managed and never late on payments.I will pay off the loan within 2 years.
I would be glad to answer any questions you have.
Monthly net income: $ 5k(all bills paid).

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1988	Debt/Income ratio:	21%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,951	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	repayment-thinker	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help a Community Based Business
Purpose of loan:
Local Roots Co-op is a member and community owned grocery market committed to serving our world by serving our neighbor. We managed to open just over a year ago with very little capital. Over the year, we expanded the Co-op to its full stature by adding: a 24 foot bulk section, a Coffee and Juice Bar and a kitchen serving Soups, Salads and Sandwiches. The Co-op would have nearly reached the break-even point in its first year, was it not for the continuing effort to bring these latter elements to fruition. This now being done, we have every expectation of being profitable this year. This would be greatly facilitated by a loan to cover some of the expenses incurred by the build-out of the before mentioned departments.
My financial situation:
Now that all of the components are complete, our income is increasing, and our improvement expenses are finally at an end. A loan would help us meet our short term liabilities, and insure our ability to turn a profit this year.

Monthly net income: $ 12000 , Sales of $34000/mo average last year. Currently expanding... just by word of mouth in the community.

Monthly expenses: ~$12000 currently

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$67.39

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2001	Debt/Income ratio:	25%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	4y 7m
Amount delinquent:	$30	Revolving credit balance:	$18,680	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-warmth	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying some of my bills
Purpose of loan:
This loan will be used to?pay some bills for this month?

My financial situation:
I am a good candidate for this loan because? i payed every other one i had befor

Monthly net income: $ 3000- 3500

Monthly expenses: $ 2500
??Housing: $ 912
??Insurance: $ 93
??Car expenses: $ 270
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $?650
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$381.90

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1983	Debt/Income ratio:	37%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Occupation:	Executive
Amount delinquent:	$0	Revolving credit balance:	$76,642	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	listing-liberator5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off home renovation debt
Purpose of loan:
To pay off additional credit cards that were not paid off after I refinanced our home in late August of this year. The lender required we pay off two car loans instead, leaving me with additional balances on credit cards.

My financial situation:
I have been employed by Office Depot Contract division as a successful major accounts manager since 97.?I have never been late?or in default on any credit?lines,credit cards, auto loans, or mortgages.?After I refinanced and paid off 20,000 in credit card loans my?credit limits were reduced and 2 of my American Express cards were?cancelled by the lender. Unfortunately this has caused my credit score to drop from a score of 740 last year.?I am a hard working and responsible individual and hope you will consider my request. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1974	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	27 / 28	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	59	Length of status:	29y 5m
Amount delinquent:	$977	Revolving credit balance:	$279,607	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	exact-principal	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate and or lower the balances on my credit cards. I need to get the balances below 30% to improve my credit score.

My financial situation is good. I own several rental real estate properties and now that the values are depressed I cannot borrow from them to pay down these credit cards. I ran up the balances doing repairs on these houses. They are all in good shape now. I also have income from my Residential House Cleaning Company, and my wife has been a full time teacher for 27 years.
I am a good candidate for this loan because I need to reduce some of my card balances so I can be in position to qualify for better mortgage loans. I can handle the payments. We pay way more than the minimum payments, but the card companies keep lowering our credit limits due to the economy, and it keeps messing up our scores.

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $1135
??Insurance: $300
??Car expenses: $200
??Utilities: $250
??Phone, cable, internet: $130
??Food, entertainment: $500
??Clothing, household expenses $150
??Credit cards and other loans: $600
??Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2003	Debt/Income ratio:	38%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	phase424	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to?
pay for school????????
My financial situation:
I am a good candidate for this loan because?
I will be done with school in may????
Monthly net income: $
500
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$645.02

Auction yield range:	8.27% - 30.00%	Estimated loss impact:	6.93%
Lender servicing fee:	1.00%	Estimated return:	23.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	17y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unrivaled-dime8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BIG PAYBACK
Purpose of loan:
This loan will be used to? Expanding,and building on are engineering consultant firm.?

Modest revenues the first year, with slow by steady growth over the next two years. Achieve 20% of market value at the end of the third year of operation. Increase gross margin?significantly by the third year of operations. 1.2 Mission Our mission is to provide clients across?America with structural engineering services for all types of buildings, from concept planning through to completion, with a highly skilled professional team working together, using common sense and practical experience. 1.3 Keys to Success Provide professional quality services on time and on budget. Develop a follow-up strategy to gauge performance with all clients. Implement and maintain a quality control and assurance policy.My financial situation:
We assume a strong economy, without major recession. We assume the creation of Nunavut will not dramatically change the delivery of engineering services. Interest rates, tax rates, and personnel burdens are based on conservative assumptions.I am good on finances .I am a good candidate for this loan because?I always pay my loans on time never defaulted on a loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$845.91

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1984	Debt/Income ratio:	73%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	35	Length of status:	1y 6m
Amount delinquent:	$10,622	Revolving credit balance:	$73,940	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-gain-orbit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF/CUT UP CREDIT CARD
Purpose of loan:
This loan will be used to?PAY OFF AND CUT UP AND, CANCEL MY CREDIT CARD.?

My financial situation:
I am a good candidate for this loan because?I PAY MY BILLS, ALTHOUGH?MY SECOND HOME IS GOING THROUGH A SHORT SALE.?I HAD TO SELL IT BECAUSE OF THE ECONOMIC DOWNTURN AND?RESENT FINANCIAL DISSTRESS.?I?WANT TO GET MY CREDIT?SCORE BACK UP TO THE?HIGH 700/800.?I USE TO HAVE?A GOOD?CREDIT SCORE HISTORY, AM A?RESPONSIBLE PERSON.

Monthly net income: $ 3,641.00

Monthly expenses: $
??Housing: $1683.00
??Insurance: $ 293.00
??Car expenses: $421.00
??Utilities: $250.00
??Phone, cable, internet: $125.00
??Food, entertainment: $400.00?
??Clothing, household expenses $300.00
??Credit cards and other loans: $700.00
??Other expenses: $

I am married and did not put my spouses income that contributes to these monthly expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	first-obedient-finance	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Living expenses while in college
Purpose of loan: personal expenses
I am a good candidate for this loan, because I will make monthly payments on time and I am a responsible person. It will also be an automatic debit from my account. It is just for me to get through this semester and get my massage therapy license in state of GA. Please note, I work part time as a self-employed therapist when I am not in school. This is how I will be making monthly payments.

Monthly expenses: $ 3000
??Housing: $ 800/mo
??Insurance: $ 160
??Car expenses: $ 380
??Utilities: $ 400
??Phone, cable, internet: $ 550
??Food, necessities: $ 500
??Clothing, household expenses $800
??Other expenses: $ 1410 college finances, license requirements
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1989	Debt/Income ratio:	13%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	59	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,039	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	best-forceful-payout	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off dept
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$348.23

Auction yield range:	4.27% - 18.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	15.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	21%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$126,682	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	saver3	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get rid of high interest debt!
Purpose of loan:
This loan will be used to pay down a higher interest credit card obtained when my wife and I decided to renovate a home in 2007.? As a result of deteriorating credit markets, from the time we purchase our home to be renovated which later converted to a construction loan, our access to additional credit disappeared.? This was not due to lowered home prices or debt to income ratios, but banks changing the combined loan to value guidelines from 95% to 80% over night.

My financial situation:
In my opinion, I am a low risk candidate for several reasons outside of the typical guidelines banks evaluate when extending credit.? The first is that I have had near excellent credit ratings my entire adult life; I have paid my bill consistently and diligently for over a decade.? The second is that I believe I make strong "calculated risk" investments.? As an example, I drew a loan from my 401k in early 2007 to renovate a home, primarily because I believed the declining real estate prices would serve a better investment the next five year than equities assuming the home was purchased correctly.? That decision saved my retirement portfolio significant downside the past twelve months while the home has decreased in value only slightly.? This is because it was bought properly and much sweat equity put into it.? Finally, I apply good decision making criteria to my professional career and a result, I have been blessed with advancing my career at an early age to leadership levels.? At a personal level, that allows my income to increase year over year and take further risk away from my inability to pay off debt.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	30%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$87,158	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bright-bazaar	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan needed to grow business
Purpose of loan:
This loan will be used to help pay for additional part-time employees as well as?additional marketing.? Our company to this point has been concentrating on adults.? We are now ready to move into the area of working with children as well.? We have already found fantastic candidates for the part-time positions which makes this a perfect time for us to grow the business.? We have taken our time to identify ideal candidates and feel that we are now ready to take our next step.?

My financial situation:
I am a good candidate for this loan because whether in business or personal, I have never defaulted on a loan or even missed making a payment on time.? We plan to be very aggressive growing the next step of the business which will increase revenue quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$310.23

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1987	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	7	Length of status:	5y 5m
Amount delinquent:	$99	Revolving credit balance:	$700	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unflappable-funds4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Options Whiz Seeks Working Capital
Purpose of loan:
This loan will be used to? Fund my trading.

My financial situation:
I am a good candidate for this loan because? I have developed a working trading system with a high rate of success, and am an expert in precious metals, where I would be trading. I am also easily able to make my monthly payments.

Monthly net income: $ 8,500

Monthly expenses: $ 2000
??Housing: $ 1200
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 120
??Phone, cable, internet: $ 130
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	29	Length of status:	2y 1m
Amount delinquent:	$3,845	Revolving credit balance:	$2,913	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	loving-kindness	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card, hospital bills,student
Purpose of loan:
This loan will be used to? consolidate credit cards, hospital bills and for student use. I am earning a Degree for Early Childhood Education. I want to clean up my credit. and I need a little help with school supplies.

My financial situation:
I am a good candidate for this loan because? I am committed to pay this loan back, I am committed to getting my credit back on track. about 8 years ago I got sick and went to the hospital (when i had no insurance). The bills ended up going to collection, I am wishing that I made a better choice back then. I pay a little on them each month yet the interest keeps getting higher. I? want to build a trusting relationship with prosper. I live with my fiance, he is paying the rent while I am in school; and we share the bills. "Please Consider". I am a Massage Therapist with a consistent client base + I work at the University I attend.

Monthly net income: $ 1750/fiance makes 47,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 200
??Utilities: $ 60
??Phone, cable, internet: $ 60
??Food, entertainment: $ 500
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 90
??Other expenses: $ office rent 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$763.81

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2006	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,112	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wpugh87	Borrower's state:	Illinois	Borrower's group:	Payoff Pay Day Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Don't know why I'm HR, take a look!

I'm requesting a new car loan. I have been holding onto my current vehicle(1989 Corolla) for dear life! It's now time for an upgrade.

Average gross monthly income: $6,250
My income is based on sales and fluctuates per month. I do very well in the summer, and just average in the winter months. I've been in my line of work for 2 years and am content with it.
Expenses
-Rent: $550: I just found a great roommate which cut my rent expense in half(was $1,100). My previous apartment was $1,800/month which I paid in full on time every month for the whole lease term.
-Utilities, phone etc: $350
My savings is reserved for taxes as I am planning on paying out $18,000 this year.
I'm making a move this Jan-Apr to a warmer climate for work. Already have a job stabilized(even worked a few days to test the market and did extremely well), I just need to finish up this semester at school before moving. Thanks for your consideration and have a great day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$99.27

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1982	Debt/Income ratio:	20%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	19y 3m
Amount delinquent:	$0	Revolving credit balance:	$34,042	Occupation:	Fireman
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	alt-health-law	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up solo law firm needs cash
Purpose of loan:

4th attempt.? I appreciate all nine investors who took a chance the second and third times (first listing was flawed and withdrawn) and would love to have them involved again!

This loan will be used to fund a start-up of a solo practice law firm.? In interest of full disclosure, I am currently waiting on my bar results, which will be out next Friday.? In the unlikely event I did not pass, I will not be taking this loan for obvious reasons.? The expenses are as follows:

???????????????????????????????????????????????? ? ? ? ? Upfront????????????????????? Monthly
Business formations cost:???????????? $300Licensing fees????????????????????????????? $260 ?
Rent (Virtual business suite)????????? $497???????????????????????? $199Insurance???????????????????????????????????? $523Equipment (laser printer)?????????????? $440Supplies????????????????????????????????????? $200????????????????????????? $200Marketing/website/blog????????????????????????????????????????????????? $250Travel (Some reimbursable)??????????????????????????????????????????? $300Telephone/blackberry???????????????????????????????????????????????????? $150
Total??????????????????????????????????????????????? $2220?????????????????????? $1099

My financial situation:
I am a good candidate for this loan because I expect to generate? business in my first six month.? The request is for the amount of up front costs only.? Having done a reasonable amount of market research in my proposed niche (nurses and allied healthcare personnel), I feel that it is an easily reachable goal of 6 clients within this first six months and expected revenue of 15-21K in that time period.? I do not plan on drawing any profits for at least the first four-six months to make sure that I am generating business in that time.? I am also still employed and will remain employed in a non-legal (nursing/EMS, so closely related to my law practice area) for at least the first year of my practice.

My prosper score is low because of a bankruptcy discharged in 2004.? Credit score now in the 690 range.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 264844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$167.37

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1999	Debt/Income ratio:	55%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,080	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	babyhusky	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to? payoff many high interest rate credit cards and medical bills incurred by my son.

My financial situation:
I am a good candidate for this loan because? i have turned my credit score around from when i was younger and pay all my bills on time now.

Monthly net income: $ 2300 + additional from husband of 2400

Monthly expenses: $
??Housing: $ 860
??Insurance: $ 130
??Car expenses: $ 460
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 366376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2000	Debt/Income ratio:	7%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cmonroe111	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting my own business
Purpose of loan:
This loan will be used as working capital?to secure inventory and equpment?for a small hobby shop I am looking to open in the Rochester, NY area. I already have?my certificate of authority, merchant account, gift card account, full POS system. I just need to purchase fixtures and security system for my location, along with?product lines.? My financial situation:
I am currently debt free and living at home to keep my expenses low. I own my car free and clear, and play only for my cell phone and car insurance each month.
I will have no problem repaying the loan with my income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2005	Debt/Income ratio:	28%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,798	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jimbo8421	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,300.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$4,305.91	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Refinance CrCard Debt to Lower Rate
Purpose of loan:
This loan will be used to pay off a credit card with a high interest rate.?

My financial situation:
I am a good candidate for this loan because I am in a stable employment situation, and have never missed a single payment....ever...on a credit card or loan.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 125
??Car expenses: $ 75 for gas.
??Utilities: $ 70
??Phone, cable, internet: $ 60
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 237/month Prosper.? $175 car loan.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$843.09

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-2000	Debt/Income ratio:	26%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,214	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	987654q	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	720-740 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	720-740 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Engaged Homeowner Nvr Late
Purpose of loan:
Consolidate all of my revolving debt and what is left on a home improvement installment loan for one payment.? I just want to have this debt paid in three years and be done!

My financial situation:
This is my second prosper loan.? I own a great condo that I went into some debt with updating(it is now rented out).? I also have some student loan installment loans from my MBA (like 6k) that i will not be consolidating.? I have NEVER been late on a payment for anything in my life.?
I am a bank manager for a large company.? My base is 55k but the avg manager out here is Chicago pulls about 30k bonus.? I put my yearly income as 72k because I am down playing my yearly estimate.? I split an apt out here with the fiance and rent out my condo now for more than the mortgage(The prop I own in Cleveland is $750 for rent and mortgage is $712).? I have a mortgage account that I stay two months ahead of in case of surprises.?

My fiance and I split the apt which is $770.? I pay the $400 and she pays the $370.? Some of the debt is in both of our names and she will be making $300 of the monthly payment.? Just in case anything were to happen, I am good to take it all on.? My net even for this debt payment and the full-apt (not including bonus) would still leave me free over 1k a month.
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.07%	Starting borrower rate/APR:	16.07% / 18.25%	Starting monthly payment:	$105.57

Auction yield range:	6.27% - 15.07%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1988	Debt/Income ratio:	22%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,539	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	guntdanc	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	740-760 (May-2008)
Principal balance:	$8,815.11	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off credit card balances
Purpose of loan:
I want to be able to buy Christmas presents for my kids this year, I really do not have enough capital to do this and pay my bills, a small loan would be great.
My financial situation:
I am a good candidate for this loan because? my ex-wife and I divorced three years ago, she has the house and now two children, the oldest is now 18 and on his own.? I pay my ex $1700 a month in child support and alimony, currently I'm living with a girlfriend and pay most of the bills which amount to $900.? Just can't keep it up, don't want to be late on any of my bills.? With todays economy, it's very hard for me to make ends meet, you know the old saying; one step forward, two steps back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1980	Debt/Income ratio:	35%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$84,082	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	yield-ceremony	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
This loan will be used to? Pay off credit card debt

My financial situation:
I am a good candidate for this loan because? I have high income and pay my bills on time

Monthly net income: $ 15000

Monthly expenses: $
??Housing: $ 3900
??Insurance: $ 239
??Car expenses: $ 1500
??Utilities: $ 500
??Phone, cable, internet: $ 300
??Food, entertainment: $ 1250
??Clothing, household expenses $?750
??Credit cards and other loans: $ 3200
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1992	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,541	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thorough-transaction1	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trying to get back on feet
Purpose of loan:
This loan will be used to? so that I do not loss my vechicle and house I have been trying to get caught up but need help. I am sure you have heard this all before but please I will not let you down.

My financial situation:
I am a good candidate for this loan because I am a hard worker and will not let this get me down I have over came many things and need help and hard to ask for. I will repay this back and hope I will be able to help someone out in the future.?

Monthly net income: $ 8000.00 about

Monthly expenses: $
??Housing: $ 300
??Insurance: $?paid for
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $?150
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2003	Debt/Income ratio:	13%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$506	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	unflappable-nickel	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
a loan for starting and working a b
Purpose of loan:
This loan will be used to? I went the to start a new business.help with closing cost.
business is need starting funds
My financial situation:
I am a good candidate for this loan because? to help me reach my goal of starting my own business.I figure every little bit of help and this business going to be my life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$233.40

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,756	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	momentous-reward	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Engagement & Planning
This loan will be used to pay for my girlfriend?s engagement and wedding ring.? My girlfriend has stressed her position that a wedding ring is something that she expects will last forever.? She isn?t interested in the ?trade-up? or upgrade in the future, so spending a little more money on a quality crafted ring that she will love and wear forever is our focus.?

As a business owner, there are probably few other people in this world that manage and keep better track of their finances than I do.? Although I am the owner of a real estate company, my business has remained consistent and strong, even while others have experienced the pain and turbulence of this industry.??I currently have seven very solid transactions under contract, that when closed over the next 30 days, will provide me with $24,000 of income, after taxes.? I also have excellent credit, have never been late on a payment in my life, and generate an additional $1,000 - $1500 every month in profit from commercial office space that I lease to other businesses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1996	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$597	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	razergunnm	Borrower's state:	Indiana	Borrower's group:	Perfect Solution Systems
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,200.00	< mo. late:	0 ( 0% )	580-600 (Sep-2008) 640-660 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Loan #2 - Fix up House/New Computer
Purpose of loan:
This loan will be used to redo the entry way of our house and purchase a new computer. We have a quote from a contractor for $1100 to put in a new floor and re-drywall the entry way. We also need to replace our old laptop with a new desktop since we just started our new photography business. We have another laptop we can we have been using, but we need to upgrade to a larger monitor and a system that can handle the software better. We have priced them through Dell and other stores and can get what we need for around $900. The extra $100 is to cover the loan servicing fee of Prosper.

My financial situation:
I am a full time employee, and have been with the same company for the last nine years.

My only credit hit was a bankruptcy brought on by a family business failing after two and a half years (the one delinquency happened during the filing of the bankruptcy). Prior and since I've never had a late or missed payment. I've already had one loan with Prosper which has already been paid off.

Monthly net income: $3838
(I'm not including income from my wife's part time job or our new business because it is not regular enough to consider at this time)

Monthly expenses: $3686
Housing: $626 (2 Houses)
Insurance & Taxes: $425
Car expenses: $660 (Truck $300, Van $360)
Utilities: $230
Phone, cable, internet: $105
Food, entertainment: $600
Clothing, household expenses $50
Credit cards and other loans: $325
Other expenses: $200 (Student Loan)
Savings: $370
New Prosper Loan: $95 (Assuming no bidding down of rate)

Unfortunately, I and most of my friends and family live in Indiana, which is in one state that is not currently eligible to invest. My group leader is in Texas, so he's not eligible either. So getting bids from friends and family is not really an option right now.

I do intend to pay this off early, but I will keep it open for at least a year. The only reason I paid my other loan off so early was because Prosper was still in it's quiet period and I felt that many of the lenders would have preferred to get their money back out considering no one knew when Prosper would open back up for business. Also, my truck ($300/month) will be paid off by November 2010. At that point I will be looking to use that money to pay off other debts and my prosper loan will probably be one of them.

Please feel free to ask me any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1999	Debt/Income ratio:	94%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,302	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	contract-allocator	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
making updates to a condo and car
Purpose of loan:
This loan will be used purchase a foreclosed home?

My financial situation:
I am a good candidate for this loan because my credit score is over 700.? I held my previous positon for over 10 years until company downsizing.?This life change happened after being married to my wife for only 1 month.? We have two children and my wife is currently pregannt and expecting in November.? I activately search for a job to support my family and was?hired on at?Wendy's.??Due to my financial ambitions, I realized this was just a temporary solutions for supporting my family.? ??I have?recently found a?new job where I have been working for last 2 months.? I feel based on my previous credit worthiness and?my ambitions for future financial stabality, this loan will help provide me and my family?with a sound?financial start.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	15%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,622	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	eat_my_cooki	Borrower's state:	RhodeIsland	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting my Masters
Back to School
This loan will be used to pay for school. I got accepted to a Master's program at a local university and I need some financial assistance to pay for school.

My financial situation:
I am a good candidate for this loan because I am a responsible person. I already have a bachelors degree in Political Science and Business Management. I graduated high school and college with honors. I am currently employed at a well-known company and I am always on-time with payments. I also just sold my car and I have been riding the bus so I do not have a car payment; All the money that I would have used to pay off a car note will instead be used towards paying off this small personal loan for school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1976	Debt/Income ratio:	>1000%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$31,873	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	benefit-aggregator	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Pay
Purpose of loan:
This loan will be used to pay help me roll all my bills into one payment

My financial situation:
I am a good candidate for this loan because I have a very set income ?

Monthly net income: $ 1000.00????????????

Monthly expenses: $?????
??Housing: $?????????????
??Insurance: $?
??Car expenses: $ 399
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1999	Debt/Income ratio:	16%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,162	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	productive-dedication	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off part of my credit card debt.?

My financial situation:
I am a good candidate for this loan because I have zero late payments in my credit file. I am in the credit business and have a good understanding of the importance of paying my bills on time.? My credit score is lower than I would like only due to credit utilization caused by a short period of unemployment over two years ago.? I now have very stable?employment and income.? ?

Monthly net income: $ 3700.00

Monthly expenses: $
??Housing: $?963.00
??Insurance: $ 120.00
??Car expenses: $0.00 Company Car?
??Utilities: $ 120.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $
??Clothing, household expenses $?250.00
??Credit cards and other loans: $ 450.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$272.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2006	Debt/Income ratio:	39%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$458	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	point-force	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Preparing for Grad School
Purpose of loan:
This loan will be used to fund my educational expenses, mostly for medical school.

My financial situation:
I am a good candidate for this loan because I have a permanent job, and always pay my bills on time.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$891.89

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$71,221	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	pampell1	Borrower's state:	Texas	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	740-760 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	640-660 (Feb-2007) 640-660 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Thriving Business Expansion
My wife and I are in the process of expanding our rapidly growing restaurant distribution company.? Over the past few years,?the company?has built a solid reputation in the mainstream market by exceeding both the pricing and service expectations of our customers.? Our focus has gradually shifted to the mid?/ high level markets including several?well known "chain" entities.??This?rapid growth has brought upon the requirement for additional funding to support inventory needs.? Most of these accounts require 30 day terms,?leading to a considerable amount of time between "payment out to vendor" and "payment in from customer".? The funding of this loan will assist with the necessary cash flow to support the?needs of?these new clients.?? The capital injection to date for this business is close to $250K, which has been paid via our Personal Savings, Checking Accounts and funds that the business has profited to date.?

My wife and I?also own a mortgage processing and fulfillment corporation that helps us to generate a household income of over $160K.? We have a solid A+ history with Prosper, already paying off a $25K loan with no late pays.? Personal credit bureaus are flawless (750 scores).? The D&B credit rating for both of our businesses are an 80 (which is excellent).Your ?temporary contribution? to our continued success is more than appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2001	Debt/Income ratio:	24%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,611	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	capital-kahuna	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Graduating and paying 4 wedding
Purpose of loan:
Thanks for clicking on my listing!? This loan will be used to pay off credit card debt that I have incurred from wedding costs and throughout my school career.? I graduate with my B.S. in Criminal Justice this December (as well as getting married) and then I'm off to join the U.S. Coast Guard.? My interest rates have increased to 19%, and based on my fiance's recommendation, I believe I can get a much better rate that will help me pay off these cards. ?

My financial situation:
I am a good candidate for this loan because I have always paid my payments well in advance and always over the minimum.? I paid off my car well in advance, and I have never had credit card debt over $1,000.? Paying for wedding costs on our own has of course changed that!? I am more than confident that I will have this loan paid off in less than one year. ?

Monthly net income: $ 1,500
Right now I am a beverage cart attendant and waitress at a country club.? I am a full time student, however manage to work at least 20 hours a week.? When I sign on for the Coast Guard, I will get a signing bonus as well as added perks of E3 pay and housing allowances.?
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 35
??Phone, cable, internet: $ 20
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.57%	Starting monthly payment:	$59.64

Auction yield range:	8.27% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1995	Debt/Income ratio:	20%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,210	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	restorer8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Portfolio Management
Purpose of loan:
This loan will be used to decrease debt and open up more cash flow into my household by taking advantage of some early payoff options.

My financial situation:
I am a good candidate for this loan because I have job security and I pay all my expenses and financial obligations on time.????

Monthly net income: $2700?

Monthly expenses: $?????
??Housing: $1237/2 = $620
??Insurance:?$50?
??Car expenses: $310?
??Utilities: $ 60
??Phone, cable, internet: $50

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1993	Debt/Income ratio:	36%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	62	Length of status:	8y 2m
Amount delinquent:	$3,865	Revolving credit balance:	$6,628	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	nickel-dreams	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Back on solid ground!
Purpose of loan:
This loan will be used to finish bringing all our accounts current.?

My financial situation:
I am a good candidate for this loan because I have learned the hard lessons of poor money management and now have a plan in place to handle all our expenses once I obtain this loan to get us back to a current status on all our accounts.? I am sure you are thinking that if we were unable to handle our finances before that we will be unable to handle them now.??We have completely eliminated our dependence on our credit cards and are now operating on an all cash basis.? The credit crisis essentially forced that on us and the only reason we are behind now is due to that adjustment period.? We closed all our credit accounts and are now in the process of paying them all off but we need this small cash infusion to get us caught up and we will be able to easily pay this and all of our other accounts back.

Monthly net income: $ 8,000

Monthly expenses: $
??Housing: $ 1470
??Insurance: $ 300
??Car expenses: $ 1000
??Utilities: $ 300
??Phone, cable, internet: $?200
??Food, entertainment: $?750
??Clothing, household expenses $?500
??Credit cards and other loans: $ 2000
??Other expenses: fuel $500
????????????????????????????student loan $425
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430894
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 35.40%	Starting monthly payment:	$235.23

Auction yield range:	3.27% - 34.00%	Estimated loss impact:	1.58%
Lender servicing fee:	1.00%	Estimated return:	32.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1996	Debt/Income ratio:	7%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Happy_Feet	Borrower's state:	Pennsylvania	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing In My Daughter's Future
Purpose of loan:
Hello once again to the Prosper community!? First, I would like to thank all of you out there who bidded on my last unsucessful listing.? It is much appreciated!!? The smaller loan amount is a result of a great individual who took the time to coach me on how to write a listing that can be successful.? You know who you are and you're great! :)? I am reaching out in an effort to help not only in the last minute expenses of an imminent wedding, but also to gift my daughter's honeymoon to her.? For any parents out there, you know that if a wedding is being planned, the costs associated with the event can be very expensive.? I have already contributed a great deal from our (wife and me) savings, but several expenses still remain; wedding cake, DJ, limousines, and the most important thing, our gift.? My daughter and her soon to be husband planned their honeymoon in Hawaii, and even though a credit card was used, I am looking to pay that debt as their wedding gift.? I appreciate your investment in my loan listing and be rest assured that each investment adds to the smile that you see on her face in the picture!? Thank you again and God bless!

My financial situation:
I am a good candidate for this loan because I have demonstrated financial responsibility in my lifetime.? From an early age I learned that good credit helps shape the character of an individual and my remaining debt is left in my monthly mortgage payment.? My vehicles are paid for and we keep a credit card for emergencies.? As you can see, my DTI is low and my credit score exceeds 800.? I appreciate all of your bids!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 5.33%	Starting monthly payment:	$74.93

Auction yield range:	3.27% - 4.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1993	Debt/Income ratio:	10%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	27y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,214	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	currency-confidant4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards cheaper interest rate and home imporvements

My financial situation:
I am a good candidate for this loan because? i pay my? bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	21%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,018	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	steady-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high int. credit card
Purpose of loan:
This loan will be used to pay off a high interest credit cards and cover some upcoming school expenses that are not covered by my loans.? This will help provide additional breathing room for my family and I each month.? The credit card accounts are already set to close upon payoff and I am set to graduate from college in June 2010.

My financial situation:
I am a good candidate for this loan because I am a hard working person.? I work full-time as a police officer, am enrolled full-time in college (with nice student loans) and also have a side job doing computer work.? I am just trying to provide my family a little more breathing room each month pay paying off these credit cards.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1853
??Insurance: $ 150
??Car expenses: $? 910
??Utilities: $ 210
??Phone, cable, internet: $ 78
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1200
??Other expenses: $ 500 (left over school expenses not covered by loans)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$272.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1995	Debt/Income ratio:	8%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	14y 0m
Amount delinquent:	$100	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	restless-auction1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate and restructure our?monthly financial situation.?

My financial situation:
I am a good candidate for this loan because we are working with a Dave Ramsey financial life coach in order to enable financial freedom.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2005	Debt/Income ratio:	38%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,518	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	prietochulo	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	600-620 (Aug-2009) 580-600 (Jan-2008)
Principal balance:	$1,551.10	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Family death Loan to get back on up
Purpose of loan:
I? need this money due to death in the family having to travel to Puerto Rico Setting me back on the little bit of saved money i had. Yes, questions can be asked about death, i have letters along with pictures to prove.?I am here sincerely needing the money after being turned away due to my credit. I turned to prosper because on the loan i have now i was approved and never?dissapointed?helping my situation out.

My financial situation:
I am a good candidate for this loan because as you can see about a year and a half ago i asked for a loan and it was granted. Since day one the payments have been coming straight of my account and i have not defaulted on a single payment, they have been made on time and always. You will not be dissapointed.

Monthly net income: $ 2968.42
Monthly expenses: $ 2410.00
??Housing: $ 840.00
??Insurance: $ 90.00
??Car/Motorcycle expenses: $?600.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 30.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?200.00
??Other expenses: $ 80.00 for gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	11.27% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1995	Debt/Income ratio:	35%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,053	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	elevated-revenue	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a minivan!
This loan will be used to help pay for a car I would like to get.? I found a nice dodge caravan in great condition with low miles...and because it's a private party purchase I will save several hundred on sales tax.? My son told me about Prosper and I'm happy to support it instead of a traditional car loan.
I am a good candidate for this loan because?
Overall credit history is fairly good and I pay my bills.? Two bad points on my credit are from:
1. My husband filed bankruptcy about 6 years ago and it showed up as a negative on my credit due to a couple shared credit cards
2. I had one recent account with Wells Fargo that wasn't managed well...admittedly my fault because I let a loved one manage the bills for me.? That has since been paid off and from now on I'm the one managing all the bill payments.

Additionally I started getting Social Security payments recently so that is providing an additional $700 per month in guaranteed income.? On top of that I receive from 300-1000 in additional monthly income from our family business.? My husband and my son pay for the mortgage so I only have to pay for the car loan and other credit card payments...

My monthly bills before this new prosper loan are approximately $350 for a couple of credit card bills each month.

Additionally I have about $2500 savings I keep as a buffer...
Thank you for your support!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$154.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	62%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	25y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,951	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lean-rupee	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF HIGH INTEREST LOAN
Purpose of loan:
This loan will be used to?PAY OFF HIGH INTEREST LOAN, AND ESTABLISH CREDIT ON PROSPER SO I CAN GET A LOWER INTEREST RATE.

My financial situation:
I am a good candidate for this loan because?HAVE NEVER BEEN LATE ON ANY PAYMENTS TO ANYONE IN THE LAST 20 YEARS
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$95.64

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1994	Debt/Income ratio:	2%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,805	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ericb674	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Backyard Deck
Purpose of loan:
This loan will be used to? build a nice sized deck in our backyard...approx 800 square feet. I will supply the labor. I only need the materials! Nice boost to home value as well.

My financial situation:
I am a good candidate for this loan because? my credit rating is flawless and I have not had any negative credit impacts in the last 10 years. Guaranteed return!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 26.06%	Starting monthly payment:	$152.54

Auction yield range:	8.27% - 22.77%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,254	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thrifty-basis1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need a car mine died
Purpose of loan:
This loan will be used to get a car so i can go to and from clients house so i can continue to provide for my family .Since my car was parked on a side street and a drunk driver hit it totaling it then took off? and I only had plpd (no fault )
My financial situation:
I am a good candidate for this loan because h have to provide for my family
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1988	Debt/Income ratio:	29%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,848	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jrlrsh	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 640-660 (Jul-2009) 640-660 (Mar-2008)
Principal balance:	$3,173.37	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off bills
Purpose of loan:
This loan will be used to?pay off some bills.? My boyfriend hasn't work in a year and a half and we could get ahead.
My financial situation:
I am a good candidate for this loan because?I make my payments on time and sometime before the due date.?

Monthly net income: $ 1200.00

Monthly expenses: $
??Housing: $
??Insurance: $ 135.00
??Car expenses: $ 40.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 60.00
??Clothing, household expenses $ 60.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.63%	Starting borrower rate/APR:	29.63% / 32.00%	Starting monthly payment:	$337.99

Auction yield range:	17.27% - 28.63%	Estimated loss impact:	36.17%
Lender servicing fee:	1.00%	Estimated return:	-7.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1998	Debt/Income ratio:	7%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	28	Length of status:	16y 7m
Amount delinquent:	$529	Revolving credit balance:	$448	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	benz07	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 86% )	620-640 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	2 ( 10% )	660-680 (Jan-2008) 620-640 (Dec-2007)
Principal balance:	$1,491.48	1+ mo. late:	1 ( 5% )
Total payments billed:	21
Description
Low DTI debt consolidation
Purpose of loan:
This loan will be used to??pay off?2 to 3?high-interest credit accounts and start making headway in all of my debt re-payment.

My financial situation:
I am a good candidate for this loan because? I have a good income as a single person, have never been late on my mortgage payment, have a 2003 model car that's paid for, and would never walk away from a debt.??My less-than-ideal credit rating is the result of trying to adjust to a higher mortgage payment due to a temporary dip in my escrow account.? As a result, I fell behind a bit on some of the credit card payments I have.? But with this loan, I could clear at least?two of them out entirely.? Thanks for considering.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $?1790
??Insurance: $ 115
??Car expenses: $?0
??Utilities: $?110
??Phone, cable, internet: $ 35
??Food, entertainment: $
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$267.32

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1994	Debt/Income ratio:	56%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	17y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,815	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	genuine-bonus8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt and pay for tuition
Purpose of loan:
This loan will be used to pay off high interest credit card and help pay for my daughters living expenses while she study out of state.

My financial situation:
I am a good candidate for this loan because I am a skill profession and I been working in a stable job for over 18 years.? My credit score is 780+.? My current income is 55,000 + yearly.? My wife and I total income is roughly 100k annually.? I have a great track record of on time payment with no delinquency.? I am a very responsible and hard working parent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$135.56

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1998	Debt/Income ratio:	13%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,441	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diversification-enlistment	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup Funds for Dealership
Purpose of loan:
This loan will be used to pay for?my surety bond and my garage insurance for my used car lot.

My financial situation:
I am a GREAT candidate for this loan because I have a full-time job that provides me with unparalleled flexibility and freedom which allows me to perform my job duties as well as focus on the activities (attend?dealer?auctions/customer?appointments)?necessary to develop my business.?In addition to this my ability to repay this loan is significantly increased due to the fact that I was just awarded a consulting contract with a local firm. As a consultant I am paid $2,000/month on top of my salary from my full-time job.? I would normally save money for several months and then start the business as to avoid the significant interest however my plan is to launch the dealership immediately so that I will be up and running and ready to capitalize on the large amount of people who will be looking to purchase reasonably priced vehicles once they receive their income tax returns.?

High Risk Explanation:?
When I seperated from the Air Force in May 2006 as an O-3 I was making 80K. I was unable to find another job making that?amount. ?

I eventually settled for a City government job as an assistant division manager for the City?s Parking Division which paid me significantly less than the military. I started that position in December of 2006.? Due to my drastic pay cut I took on part time jobs often working a total of 70+ hours a week in order to supplement my income but I was still using all of my earnings to pay for my bills and the joint obligations that were the result of my failing marriage. ?All the while I was looking for higher paying positions but my search was unsuccessful.? I ended up filing for bankruptcy towards the middle of 2007 and it was discharged Aug 2007.??

After my discharge, I was able to start fresh and adjust my standard of living to match my lower paying position. I did have to use my credit card more than I would like but I was comfortable because I made a conscious effort to limit myself to one card. My credit payments are limited to my car note, $294/month, my student loans, 139/month, and my credit card $35/month.??

I now have a job making what I was making in the Air Force.

Monthly net income: $ 6,900 (100% verifiable)
$4,900 (Salary)
$2,000 (Consulting Contract)

Monthly expenses: $ 3255?
Housing: $ 1250??
Insurance: $ 224??
Car Note: $294???
Fuel: $100??
Utilities: $ 175??
Phone, cable, internet: $183???
Food, entertainment: $ 700??
Clothing, household expenses: $ 75??
Credit card: $35
Student Loan: $139?
Parking: $75????

This is a sound investment and I welcome all questions.????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$100.25

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1984	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$49,720	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	goodhearted-leverage	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business loan
Purpose of loan:
This loan will be used to pay bills as well as contract employees?

My financial situation:
I am a good candidate for this loan because I have good credit history and I pay on time.????????????

Monthly net income: $2500.00 -?4200.00?

Monthly expenses: $ 2699.00
??Housing: $ 500
??Insurance: $ 150
??Car expenses: $ 150
??Utilities: $ 84
??Phone, cable, internet: $ 97
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1218
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - Community...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enriching-dollar0	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to pay for college/laptop
Purpose of loan:
This loan is going to be used to help me buy a home computer so that I will be able to do my homework at home.? It will also help me buy some things for the new apartment I rented with my girlfriend.?

My financial situation:
I am a good candidate for this loan because I have a good and consistent amount of income.? I make a lot of extra money doing design work for clients, with this loan I will be able to get a cheap home computer that will make my work easier and even more consistent.

Monthly expenses: $
??Housing: $ 220
??Insurance: $ 40
??Car expenses: $ 60
??Utilities: $ 45
??Phone, cable, internet: $ 25
??Food, entertainment: $ 350
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 00
??Other expenses: $ 100

Thanks, God Bless
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2007	Debt/Income ratio:	13%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,248	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ashwinbadri	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 credit card balances
I recently got promoted at work and now make a base salary of $90,000 p.a. I had a couple of credit card balances totaling $10,000 and they recently increased the interest rates to $21%. Hence, its in my best interest to consolidate as fast as possible and handle a more manageable amount in the long run.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$364.04

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1996	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,370	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	money-machine7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cutting up my Credit Cards!
The purpose of this loan is to get out of debt quickly. I have my Bachelor's in Nursing and have worked in the Biotech Sales field for the past 10 yrs. In March, I was laid off, but landed another Biotech Sales job 2 month's later. I feel pretty secure with this company. I do well in sales and have already won 3 President's Clubs. I still help patients in my line of work and feel like a nurse in many ways. I have been the bread winner of the family. My husband was laid off a few years ago and pursued another career in real estate; which isn't going so well. We would like to get out of living paycheck to paycheck very soon.

My credit scores are around 640 only because of all my debt. I recently refinanced (for no extra cash) just to lower the home interest rate from 6.5 to 5%. I've NEVER been late on mortgage and haven't been late on anything for the past couple years.

My salary is $91,000, not including bonuses. I try not to live off of bonuses, but it's hard when you get $7,000 a quarter some times (that was my last company). But this company will probably be more like $3,000 every 4 months (if I keep sales going good). But I don't know that for sure as I haven't been here long yet and haven't received any bonus yet. You can't budget off of bonus. If I do make bonus, it will definitely be going to paying down some debt this time.

I tallied all my credit debt, including a Line of Credit loan at the bank for $5000, and it all tallies to over $41,000 in total debt and a monthly cost of almost $1200.00. My hope is to start with a prosper loan, pay it off, lower my debt and better my score, and, perhaps, apply for another loan until all credit debt is paid off. I'm good for it and will pay each month. I already am. My husband had a classic car and he just sold it. So we are planning on using the proceeds to that to pay off as much of the rest of the debt that we can. But we will still not have enough to pay it all off. Only about $10,000.

Monthly net income: $ 5184.00
Monthly expenses: $ 4750.00
Housing: $1100.00
Insurances: $250.00 (life, auto, home).
Car expenses: $250.00 (have auto loan)
Utilities: $400.00
Phone, cable, internet: $250.00
Food, entertainment: $700.00 (have 2 boys)
Clothing, household expenses $500.00
Credit cards and other loans: $1200.00
Other expenses: $100.00 Medical co-pays, etc.

We are living paycheck to paycheck and depend on me making bonuses. I am grateful for having a great job and loving what I do, but I'd like to do it without feeling so much pressure and worrying about the "what if's". Thanks for any help. Perhaps someday I'll be in a position to help someone out through this.

DT
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1984	Debt/Income ratio:	36%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,850	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kcleaner	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Oct-2007)
Principal balance:	$1,662.13	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Organizing/Prioritizing
Purpose of loan:
This loan will be used to? To consolidate and help me continue to prioritize paying off my debt. This loan will pay off all my debt except my car lease which I have 11 payments left on amd my first prosper loan which onlu has $1600 left tp pay off..

My financial situation:
I am a good candidate for this loan because? Well, First if you start with my current prosper loan it should show you that I intend and will pay my loan. Also my credit score will show you an increase the?past 2 years as I continue to erase debt. I have a very secure job. I have been with this company 2 plus years but have over 20 years exp in this field.. This is the largest copmpany in the dry-cleaning industry with overr 44 locations in ma. I also work P/T for a catering company that I have benn with for over 2 years.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 200
??Car expenses: $ 494
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 400????
??Clothing, household expenses $ 100????
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$45,953	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cozy-leverage	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tired of out of control banks
Purpose of loan:
This loan will be used solely to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because? I have a steady and reliable income stream and a spouse that is has owned his own business since 1975.? We are confident that out business enterprises will continue to grow even in a recession.

Monthly net income: $ 2,500

Monthly expenses: $1,324
??Housing: $?0
??Insurance: $ 600.????????????????
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 24.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 1,200
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1985	Debt/Income ratio:	16%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	25	Length of status:	6y 0m
Amount delinquent:	$253	Revolving credit balance:	$3,235	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	Lucky-C	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical - Pet
my 7 month old puppy was?hit by a car.?I could not put him to sleep, love him way too much.? I also didnt want to amputate his leg so I had to pay $4500 for an operation to save him.? I am a little short.? I can provide proof of the cost and details of operation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2003	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,024	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	note-orca	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to pay for my education.? I am in the process of earning a BTL (Bachelor's in Talmudic Law), in my second year of a four year program.? I am no longer eligible for FAFSA due to age restrictions.

My financial situation:
From temp jobs in recent months, I am consistently generating enough to make on-time payments of this loan.? I have numerous contacts who regularly call me for waitering jobs, etc.--the ideal jobs for a student with a flexible schedule.? Typically, I earn more than $400/month this way, enough to meet my needs including this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2002	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,437	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	harmonious-dough2	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Use - Laser Surgery
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2000	Debt/Income ratio:	11%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,888	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	alluring-deal	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Purchase
Purpose of loan:
This loan will be used to?I am currently in the process of purchasing a vehicle with my parents and i am getting a great deal. the reason for the funds is to put it towards the down payment. This loan will be great help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1994	Debt/Income ratio:	27%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,327	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	worthy-currency1	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off my credit cards.

My financial situation:
I am a good candidate for this loan because?I am a nurse and have a?reliable?income.?

Monthly net income: $ 2660

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 50
??Car expenses: $ 420
??Utilities: $ 75
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$354.04

Auction yield range:	4.27% - 15.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2000	Debt/Income ratio:	15%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$98,185	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-samaritan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Guaranteed Return
I am trying to pay off my high interest credit card balance. I am hoping this loan will make it happen sooner. Three years or sooner will be excellent. I have a stable full and part time jobs. My work is always open to overtime, which automatically pays double of my rate. My husband works as a Police Ofcr. Our combined income is slightly over $8,000/mo. His income pays our mortgage and some savings. Each of us has two retirement plans with sustainable balances. I have an excellent record on all my payments, never been delinquent. I am already paying $500-600/mo on this card, always doubling the minimum. My own personal income is $4,600 on average without OT (just had a raise). At the end of the month after paying all bills, I always have $1,100 to $1,300/ month. Our financial condition is stable. The revolving credit balance on my profile is from home equity used abt 3 yrs ago used for needed home improvements and paid of car loans and some investment. This has a very good fixed interest rate. We have no plan of moving because we live in a solid, desirable community that has potential for good home market value rebound. Thank you all for bidding. This is a guaranteed return for you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.90%	Starting monthly payment:	$39.76

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1988	Debt/Income ratio:	27%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	6y 5m
Amount delinquent:	$2,665	Revolving credit balance:	$8,686	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tiny1968	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-760 (Aug-2009) 680-700 (Apr-2008)
Principal balance:	$569.03	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Just in dire straits
Purpose of loan:
To pay my property taxes.

My financial situation:
I am a good candidate for this loan because I am responsible for paying off my debts.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 2100
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	12%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	turbine160	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$1,874.38	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Remodel bedroom
Purpose of loan:
This loan will be used to?remodel my husbands bedroom?

My financial situation:
I am a good candidate for this loan because?I am an honest person.I work hard to pay my bills on time.?

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 421.00
??Insurance: $ 100.00
??Car expenses: $ 100.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 70.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 113.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$474.98

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2006	Debt/Income ratio:	25%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,487	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ex-bf	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to Invest!!
Purpose of loan:
This loan will be used to?
Invest in stock market, now is the best timing if you are going for long term.

My financial situation:
I am a good candidate for this loan because?
- I have stable income
- I am using this money to invest as well as helping people back through prosper as an investment.
- I am responsible with my finances.
- I never pay late and have no delinquencies as you can see on my record.
- I am a lender as well, so I know how it feels getting late payment and having charged-off loans, which I am not gonna do
- I have a good credit score of 713 (but I dont know why prosper puts me at HR)

?I currently have:
? - US$3000 in lender account in prosper.
? - US$5000 dollars on savings account to maintain liquidity

?I am a safe candidate!!!! Bid with confidence!

Thanks to all previous bidders!!!

Monthly income: $4500

Monthly expenses: $
??Housing: $525
??Insurance: $125
??Car expenses: $435
??Utilities: $50
??Phone, cable, internet: $50
??Food, entertainment: $600
??Clothing, household expenses $50
??Credit cards and other loans: $none
??Other expenses: $none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	16%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	19y 4m
Amount delinquent:	$0	Revolving credit balance:	$58,176	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	repayment-spilunker	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan needed-payback next week
Purpose of loan:
This loan will be used to? payoff a bill beofre I incur a late charge and negative credit mark

My financial situation:
I am a good candidate for this loan because? 19 yr police vet with stable income-retire next year

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$214.13

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1993	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$40,038	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	trust_fund	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	780-800 (Aug-2008)
Principal balance:	$662.38	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Prosper Lender Needs to Borrow Back
i'm hoping to use my good credit and the fact that i still have about $4000 in loans on here, that i do not want to sell, to help get me a loan. i want to reduce the rates i have to pay from my now unfriendly credit cards to interest for you. many of you, i'm sure, know why i want to reduce their impact. i would rather pay interest to a real person and not just some greedy bank. i have one loan on here that i have been paying on without issue and i plan on keeping it that way. please help a fellow lender reduce his servitude to the credit card banks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1992	Debt/Income ratio:	33%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,095	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	reflective-wampum	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and raise my credit score

My financial situation:
I am a good candidate for this loan because? I have never missed a payment or have been late for a payment and have a stable job and income

Monthly net income: $ 3200.00

Monthly expenses: $ 1800.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,198.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$441.65

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1989	Debt/Income ratio:	18%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	TxFam	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	800-820 (Latest)
Principal borrowed:	$10,500.00	< mo. late:	0 ( 0% )	760-780 (Apr-2007)
Principal balance:	$2,278.93	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Debt Consolidation
Purpose of loan:
Debt Consolidation, lower interest rate

My financial situation:
We would like to consolidate our debt to a lower interest rate.? We currently have enough assets (stocks) to meet the obligation, however, they are not easily liquidated at this time.

My monthly budget:
Mortgage/rent: $2300
Insurance: $200
Car expenses: $780
Utilities: $500
Phone, cable, internet: $120
Food, entertainment: $500
Clothing, household expenses $300
Credit cards and other loan payments: $420
Other expenses: $
---------------------------------------
Total monthly expenses: $5020
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$653.18

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1996	Debt/Income ratio:	18%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,131	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unequaled-moola9	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off CC and Car
Purpose of loan:
This loan will be used to? Pay off my credit cards, car loan, and puchase a master bed room set, at a reasonable interest rate.

My financial situation:
I am a good candidate for this loan because? As a member of the Military and my husband as retired military we have definite income coming in, however credit card rates are getting out of hand and the interest rate on the Auto loan is high. We would like to make one single payment at a resonable rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$370.05

Auction yield range:	4.27% - 14.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1991	Debt/Income ratio:	27%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$40,714	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	fordaputz	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	760-780 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 740-760 (Apr-2009) 720-740 (Aug-2008) 760-780 (Jan-2008)
Principal balance:	$2,815.03	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
36 month plan to remove DEBT
Purpose of loan:
Will use the money to help orgainize?debt reduction.? Loan will give me a fixed interest rate and monthly payment for the next 36 months.? Paying off ONE CREDIT CARD with this loan.

My financial situation:
I am a good candidate for this loan because I am currently making my payments to the credit cards.? By supporting me with this three year loan, I will continue to make the payments, but support people instead of BANKS.? I will also pay more to my other debts since the amount is now fixed on a 36 month note.

OTHER:
????Rotating Debt of ~$40,000 is on three credit cards, line of credit, and first prosper loan -?36 month plan to be out of debt.

????(1)?This loan will payoff one of the credit cards -?and give me a payment of ~$375 per month fixed.
????(2) Will?have?paid down the line of credit?by May (2010) - balance is $4200 with?~$775 payment per month
????(3) First Prosper Loan will be paid off in October (2010)?- will request?$13,000 loan?at that time via Prosper
????????????????Plan would be to pay off in 24 months instead of 36 months - so would be ~$750 per month
????(4) Remaining two credit cards - will be increasing payments to them?with fixed payments above.?

Thanks for your time in looking, all questions will be answered

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.02%	Starting borrower rate/APR:	22.02% / 24.28%	Starting monthly payment:	$95.50

Auction yield range:	8.27% - 21.02%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1966	Debt/Income ratio:	37%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$757	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	triumphant-loan	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ford pickup truck
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?always pay back loans and never late
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$556.64

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1986	Debt/Income ratio:	27%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	23y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,349	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	resplendent-finance5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay off credit card debt.?

My financial situation:
I am a good candidate for this loan because my wife and I have never been late on any?debt. We had to file a chapter 7 bankruptcy about 5 years ago but since then we have purchased a house, paid off a car, paid off the lease on a car ( we are currently purchasing the car ). we will continue to pay all our bills on time we were trying to get?ahead?by consolidating our credit card debt.?We always pay more then the minimum due.?

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 3000
??Insurance: $?300
??Car expenses: $ 420
??Utilities: $ 200
??Phone, cable, internet: $?100
??Food, entertainment: $?425
??Clothing, household expenses $ 100
??Credit cards and other loans: $?450
??Other expenses: $ 130
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1984	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,590	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cloud742	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? I have been on time with my current bills, and?want to keep my credit in good condition. I have worked hard on my credit, and do not want it to faulter. I also have money coming in from a law suit, to help secure our payments

Monthly net income: $ 1800.00

Monthly expenses: $
??Housing: $ paid off
??Insurance: $ 70.00
??Car expenses: $ 1000.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 16000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2003	Debt/Income ratio:	19%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,394	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	2
Screen name:	livelife10	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,409.46	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Family is everything
Purpose of loan:
Just trying to get?out of debt like everyone else because of materialistc things in life. I have?family in the Philippines working their behinds off? for $3.00 a day just to put food on the table and we complain of what we don't have like we got problems. I had to go to the other side of the world just?to make me realize how?spoiled?I am living in the US.?Knowing I could help them by sending?some money will go a long way.

My financial situation:
I have a steady income and been at my job for?4 years and counting.My check is direct deposit and I finally learned that if you?have a roof over your head and food on the table you don't have a problem. Discipline your needs and Sacrifice your wants to reach your goals.

Monthly expenses: $ 1,500
??Housing: $ 400
??Phone, cable, internet: $?80
??Food, entertainment: $ 200
??Credit cards and other loans: $ 300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$115.28

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,405	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Maxxie2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Replacing bathrooms floors
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.